UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2016

EXOLIFESTYLE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-51935	90-1119774
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

136 NW 16th Street, Boca Raton, FL	33432
(Address of principal executive offices)	(Zip Code)

(561) 939-2520

(Registrant’s telephone number, including area code)

PF Hospitality Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective as of September 23, 2016, the Financial Information Regulatory Association, Inc. (FINRA) approved the Company’s name change from PF Hospitality Group, Inc. to EXOlifestyle, Inc. The Company’s ticker symbol on the OTCQB tier of the OTC Markets Group, Inc. has been changed to “EXOL”.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PF Hospitality Group, Inc.

Date: September 28, 2016	By:	/s/ Vaughan Dugan
Vaughan Dugan
Chief Executive Officer